RiverSource®
Variable Universal Life 6 Insurance v3
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) Website address: riversource.com/lifeinsurance RiverSource Variable Life Separate Account
Updating Summary Prospectus
May 1, 2024
The Prospectus for the RiverSource Variable Universal Life 6 Insurance v3 (the Contract) is available and contains more information about the Contract, including its features, benefits and risks. You can find the current prospectus and other information about the Contract online at riversource.com/lifeinsurance. You can also obtain this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 1

2 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Attained Insurance Age: The Insured's Insurance Age plus the number of Policy Anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Valuation Date: The date of the Insured’s death when death occurs on a Valuation Date. If the Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Eligible Accounts: The following Indexed Accounts are the Eligible Accounts:
•
S&P 500 1-Year Point-to-Point
•
S&P 500 1-Year Point-to-Point Spread/No Cap
Policy Value in the Eligible Accounts is used to determine if, upon any Segment Maturity Date, changes to Segment maturity reallocations are needed due to outstanding indexed loan Indebtedness.
Fixed Account: The portion of the Policy Value held in our general investment account, not including the Loan Collateral Account, that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that has the ability to earn interest on a segment maturity date based on a change in the value of one or more designated indexes. Each Indexed Account includes a corresponding Interim Account and one or more Segments.
Indexed Loan Base Account: The Indexed Loan Base Account will be the S&P 500 1 Year Point-to-Point Indexed Account. Policy value is transferred/reallocated from the Fixed Account, Subaccounts and/or other Indexed Accounts to the Indexed Loan Base Account to ensure that the value in the Indexed Accounts is greater than Indebtedness when an indexed loan is in effect. As a result, this account receives any applicable transfer amounts due to the following when an indexed loan is in effect:
•
Indexed loan reallocation of Segment maturity values.
•
Indexed loan transfer of Policy Value at Policy Anniversary.
Policy value transfer/reallocated for this reason will first be applied to the corresponding Interim Account, moved into Segments on the next Segment Start Date and will receive indexed interest on the Segment Maturity Date as any other transfer to the Indexed Account.
Ineligible Accounts: The Subaccounts, the Fixed Account and/or Indexed Accounts that are not designated as Eligible Accounts.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.

 3

Lapse: The policy ends without value and no death benefit is paid.
Loan Collateral Account: The portion of the Policy Value held in our general investment account that reflects amounts transferred from the Subaccounts, the Fixed Account and/or the Indexed Accounts as collateral when a fixed loan is taken, or any interest accrued and not paid when it is due on such loan.
Minimum Initial Premium: The premium amount used to determine if the Minimum Initial Premium Guarantee is in effect. The Minimum Initial Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified amount and death benefit option.
Minimum Initial Premium Period: The maximum duration the Minimum Initial Premium Guarantee can be in effect if all requirements are met. The Minimum Initial Premium Period is shown under Policy Data.
Minimum Initial Premium Guarantee (MIPG): A feature of the policy guaranteeing that the policy will remain in force over the Minimum Initial Premium Guarantee Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit equal to the current death benefit divided by the guaranteed interest rate factor shown under Policy Data minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.
No-Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
No-Lapse Guarantee Period: The maximum duration the NLG can be in effect if the premium payment requirements are met. The No-Lapse Guarantee Period for the NLG is shown under Policy Data and depends on the Insured’s Insurance Age.
No-Lapse Guarantee Premium: The premium amount used to determine if the NLG is in effect. The NLG Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified Amount and death benefit option.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Partial Surrender: The withdrawal of an amount of the Policy Value that is less than the full Cash Surrender Value. Sometimes we refer to a Partial Surrender as a withdrawal.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insured.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value plus the values of the Indexed Account(s), including the value in each Indexed Account’s corresponding Interim Account, plus the value of the Loan Collateral Account.
Proceeds: The amount payable under the policy as follows:
•
Upon death of the Insured prior to the date the Insured has reached Attained Insurance Age 120, Proceeds will be the death benefit option in effect as of the date of the Insured’s death, minus any Indebtedness.
•
Upon death of the Insured on or after the Insured has reached Attained Insurance Age 120, Proceeds will be the greater of:
—
the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of the Insured’s death; or
—
the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary.
•
On Full Surrender of the policy, the Proceeds will be the Cash Surrender Value.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value that the Fixed Account (not including the Fixed Account Value that is part of a Special Dollar Cost Average (SDCA) arrangement) and each of the Subaccounts bear to the total Policy Value minus any value in the Loan Collateral Account, the sum of the values of the Indexed Accounts, and the value of the Fixed Account that is part of an SDCA arrangement.
Risk Classification: A group of insureds that RiverSource Life expects will have similar mortality experience.

4

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount chosen by you that we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120 Policy Anniversary. If death benefit option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2 and 3, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of a Full Surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage. A processing fee is also assessed at the time of a Partial Surrender. This is referred to as a partial Surrender Charge.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00
PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource Variable Life Separate Account consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.

 5

Updated Information About Your Policy
UNDERLYING FUNDS
•
Effective 3/11/2024, BlackRock International Limited is added as a subadviser for the BlackRock Global Allocation V.I. Fund.
•
Effective 4/26/2024, certain American Century Variable Portfolios reorganized into substantially similar Lincoln Variable Insurance Portfolios.
•
Effective 4/26/2024, Delaware VIP International Series reorganized into Delaware Ivy VIP International Core Equity.

6 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Key Information Table
Important Information You Should Consider About the Policy
	FEES AND EXPENSES			Location in Statutory Prospectus
Charges for Early Withdrawals
If you surrender your policy for its full Cash Surrender Value, or the policy
Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount, you will incur a Surrender Charge. The
Surrender Charges are set based on various factors such as the Insured’s
Insurance Age (or Attained Insurance Age at the time of a requested increase in the Specified Amount), Risk Classification, and the number of years the policy has been in force (or for the number of years from the effective date of an increase in the Specified Amount).
The maximum initial Surrender Charge rate that would be charged on any policy would be $57.00 per $1,000 of Initial Specified Amount. Therefore,
if a Full Surrender occurs on a policy that was issued with a $1,000,000
Initial Specified Amount, the maximum initial Surrender Charge would be
$57,000 which is $ 57.00 times $1,000,000 divided by 1,000.
The Surrender Charges are shown under the Policy Data page of your policy.
				Fee Tables Transaction Fees Base Policy Charges
Transaction Charges
In addition to Surrender Charges, you may also incur charges on other transactions, such as a premium expense charge, partial surrender charge, express mail fee, electronic fund transfer fee, and fees imposed when exercising your rights under the Accelerated Benefit Rider for
Terminal Illness and the Overloan Protection Benefit.
				Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to Surrender Charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the following riders if they are elected as optional benefits available under the policy: Accidental Death Benefit Rider, Children’s Insurance
Rider, Waiver of Monthly Deduction Rider, Waiver of Premium Rider,
Accounting Value Increase Rider, AdvanceSource Accelerated Benefit Rider
- CI and AdvanceSource Accelerated Benefit Rider - LTC. Such fees and expenses are set based on various factors such as the Insured’s Risk
Classification, Insurance Age, sex and the number of years the policy is in force. You should review the rates, fees and charges under the Policy Data page of your policy.
You will also bear expenses on the Policy Value in Indexed Accounts at an annual rate of 0.60% applied monthly.
If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.
You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:
				Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.25	1.29
	(1) As a percentage of Fund assets.
	RISKS
Risk of Loss
You can lose money by investing in this policy including loss of principal.
Even though Policy Value in an Indexed Account is subject to a guaranteed minimum interest rate greater than or equal to zero, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums and/or transfers of Policy Value you’ve paid or allocated into the Indexed Account(s).
				Principal Risks of Investing in the Policy

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 7

	RISKS	Location in Statutory Prospectus
Not a Short-Term Investment
The policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years.
During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take partial surrenders is limited. You cannot take partial surrenders during the first policy year.
Principal Risks of Investing in the Policy
Risks Associated with Investment Options
An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy.
Each investment option (including the Fixed Account and the Indexed
Accounts) has its own unique risks.
You should review the investment options before making an investment decision.
If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.
Principal Risks of Investing in the Policy The Variable Account and the Funds
Insurance Company Risks
An investment in the policy is subject to the risks related to RiverSource
Life Insurance Company. Any obligations (including under the Fixed Account and the Indexed Accounts) or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource Life’s claims-paying ability. If RiverSource Life experiences financial distress,
RiverSource Life may not be able to meet their obligations to you. More information about RiverSource Life, including their financial strength ratings, is available by contacting RiverSource Life at 1-800-862-7919.
Additional information regarding the financial strength of RiverSource Life can be accessed at: strengthandsoundness.com.
Principal Risks of Investing in the Policy The General Account
Policy Lapse
Insufficient premium payments, fees and expenses, poor investment performance, full and partial surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed.
Your policy may not Lapse if the No Lapse Guarantee or the Minimum Initial
Premium Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.
Keeping the Policy in Force

8 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Investments
•We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
• The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
• On the Insured’s Attained Insurance Age 120 anniversary, any Policy
Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
• You may only transfer into and out of the Fixed Account on a Policy
Anniversary, unless you automate such transfers.
• Restrictions into and out of the Indexed Accounts apply.
• We reserve the right to close, merge or substitute Funds as investment options.
• We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the Securities and
Exchange Commission.
• We generally limit purchase payments in excess of $1,000,000.
• We reserve the right to add, remove or change one or more of the
Indexed Account options. If an Indexed Account is removed, Policy Value in a Segment of that Indexed Account will remain there until the end of the Segment Term unless the Policy Value is removed to satisfy monthly deduction requirements or as required to make a loan or surrender.
• We reserve the right to substitute an index at any time if an index is discontinued, we no longer have the right to use the index, there is a substantial change in the calculation of an index, or costs associated with using the index become excessive.
• Certain deductions from an Indexed Account segment prior to the segment maturity date will trigger a transfer restriction period that restricts Policy Value transfers to Indexed Accounts for a 12-month period. See “Transfer Restriction Period – Indexed Accounts.”
• Policy holders may only transfer Policy Value in an Indexed Account
Segment to another investment option at the end of a Segment Term.
See “Indexed Accounts.”

Transfers Among
the Fixed
Account, Indexed
Accounts and
Subaccounts
Substitution of
Investments
Optional
Benefits —
Investment
Allocation
Restrictions for
Certain Benefit
RidersTransfer
Restriction
Period — Indexed
AccountsIndexed
Accounts

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 9

	RESTRICTIONS	Location in Statutory Prospectus
Optional Benefits
•Accelerated Benefit Rider for Terminal Illness (ABRTI): The Insured
must be diagnosed as terminally ill as defined in the rider to exercise the benefit of this rider.
• Accidental Death Benefit Rider (ADB): The ADB is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The ADB has termination dates prior to the termination date of the base policy. The ADB will only pay the additional accidental death benefit if the Insured's death is caused by accidental injury prior to the
Insured's Attained Insurance Age 70 Policy Anniversary and the death must occur within 90 days of the accidental injury to be considered for the accidental death benefit.
• Automatic Increase Benefit Rider (AIBR): The AIBR is only available at policy issuance. The AIBR is not available for all Insurance Ages or Risk
Classifications that would be Insured under the base policy. The AIBR has termination dates prior to the termination date of the base policy.
• Children's Insurance Rider (CIR): The CIR is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The CIR has a termination date prior to the termination date of the base policy. The CIR provides death benefit Proceeds on someone other than the Insured of the base policy.
• Waiver of Monthly Deduction Rider (WMD): The WMD is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WMD has termination dates prior to the termination date of the base policy. The Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Waiver of Premium Rider (WP): The WP is not available for all Insurance
Ages or Risk Classifications that would be Insured under the base policy. The WP has termination dates prior to the termination date of the base policy. The Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age65Policy Anniversary to
claim benefits.
• AdvanceSource Accelerated Benefit Rider - for Chronic
Illiness (ASR-CI): The ASR-CI is only available at policy issuance. The
ASR-CI is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. Benefits under the rider will only be paid if the Insured is classified as Chronically Ill, as defined in the rider, for at least 90 days. Benefits will not be provided under this rider during the first six months for qualified long-term care services received by the Insured due to a pre-existing condition.
• AdvanceSource Accelerated Benefit Rider for Long Term Care
(ASR-LTC): The ASR-LTC is only available at policy issuance. The ASR-LTC is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. Benefits under the rider will only be paid if the Insured is classified as Chronically Ill, as defined in the rider, for at least 90 days. Benefits will not be provided under this rider during the first six months for qualified long-term care services received by the
Insured due to a pre-existing condition.
• Overloan Protection Benefit ("OPB"): The benefit can only be exercised if the death benefit option 1 is in effect and the policy has been in force at least 15 years and is not in the grace period.
Additional Information About Optional Benefits

10 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Optional Benefits continued
•Policy Loans: Loans provide access to the Policy Value without possible taxes (non-MEC policies only) and charges associated with a withdrawal.
Outstanding Indebtedness reduces the policy Cash Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will
Lapse. The Proceeds payable upon death of the Insured are reduced by
Indebtedness. A loan may also cause the NLG or Minimum Initial
Guarantee to terminate. The following two loan types are available. Only one loan type can be in effect at any time.
 • Fixed Loans: When a fixed loan is taken or a fixed loan interest is payable, an amount equal to the loan or loan interest will be transferred from the Subaccounts, Fixed Account and/or Indexed
Account(s) to the Loan Collateral Account where it earns a fixed interest rate. The minimum loan amount is $500. The maximum loan amount is up to 90% of the Policy Value less Surrender Charges.
 • Indexed Loans: When an indexed loan is taken there is no transfer of
Policy Value from the Subaccounts, Fixed Account and/or Indexed
Account(s) to the Loan Collateral Account. Instead, Policy Value in the
Indexed Accounts is used as collateral for the loan and earns the applicable indexed interest. However, to ensure there continues to be enough Policy Value in the Indexed Accounts to serve as loan collateral, there will be transfers of Policy Value or changes to
Segment maturity reallocations to Indexed Loan Base Account for the following situations:
   • If, on any Policy Anniversary, outstanding Indebtedness is greater than the sum of the Policy Value in the Indexed Account(s), we will transfer Policy Value from the Fixed Account and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the sum of the value of the Indexed Account(s).
   • If, on any Indexed Account Segment Maturity Date, the amount of
Indebtedness exceeds the Policy Value in the Eligible Accounts, we will transfer a portion of the Segment maturity value due to be reallocated to the Ineligible Account(s) to the Indexed Loan Base
Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the Policy Value in the
Eligible Account(s).
Any transfers due to loans are not subject to the policy’s minimum transfer amounts and do not count towards the maximum number of transfers per year from the Subaccounts. The minimum loan amount is $500. The maximum amount is the lesser of: 90% of the policy value less surrender charges or the sum of the value of the Indexed Account(s).

TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If you purchased the policy through a tax-qualified plan, there is no additional tax deferral benefit under the policy. Earnings under your policy are taxed at ordinary income tax rates when withdrawn.
• If your policy is a modified endowment contract, you may have to pay a
10% tax penalty if you take a withdrawal of earnings before age 59½.
Taxes

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 11

	CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
In general, we pay selling firms and their sales representatives’
compensation for selling the policy.
In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.
Distribution of the Policy
Exchanges
If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
For additional information, see 1035 exchanges under Other Tax Considerations

12 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Other Benefits Available Under the Policy
In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Accelerated Benefit Rider for Terminal Illness (ABR-TI)	The ABR-TI allows the Owner to withdraw part of the death benefit if the Insured becomes terminally ill.	Optional
Death benefit can only be accelerated if
the Insured is diagnosed as terminally ill
as defined in the rider.
• The accelerated benefit creates a lien
against the policy’s death benefit and
interest will be added to the lien as it
accrues.
• At the Insured’s death, the policy’s
Beneficiary would receive only the
death benefit remaining after the lien
has been deducted.

Accidental Death Benefit (ADB)	The ADB rider provides for an additional death benefit if the Insured’s death is caused by accidental injury prior to the Attained Insurance Age70Policy Anniversary.	Optional
ADB is available for Insureds Issue Ages
5-65.
• ADB will only pay the additional
accidental death benefit if the
Insured's death is caused by
accidental injury prior to the Insured's
Attained Insurance Age70Policy
Anniversary.
• Death must occur within 90 days of
the accidental injury to be considered
for the accidental death benefit.

Automatic Increase Benefit Rider (AIBR)
The AIBR provides for an increase in the
Specified Amount on each Policy
Anniversary without evidence of
insurability. The amount of the increase
will be based on a percentage of the
Specified Amount in effect at the time of
the increase. The percent is chosen by
you at the time of application.
Optional
AIBR is only available at issue.
• AIBR is available to Insureds Issue
Ages 0–60.
• AIBR cannot be added to policies with
an Insured that has a substandard
Risk Classification.
• The automatic increase percent
cannot be changed once the policy
has been issued.
• The lifetime maximum amount of all
automatic increases combined is
$750,000.
• The AIBR will terminate at the earlier
of:
• The Insurance Attained Insurance Age
65Policy Anniversary, or
• The date the lifetime maximum of
$750,000 is reached, or
• The date the policy owner rejects an
automatic increase, or
• The date the policy owner requests a
decrease in the Specified Amount,
(Partial Surrenders and death benefit
option changes that result in a
decrease in Specified Amount do not
cause the rider to terminate), or
• When the policy owner requests to
have the rider removed, or
• The date the policy terminates for any
reason.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 13

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Children’s Insurance Rider (CIR)	The CIR provides level term coverage on each eligible child.	Optional
CIR is available for Insureds Issue Ages
16-60.
• CIR provides insurance on the
Insured's children ages 15 days to
19 years at issue and any children
born after issue and prior to the
Insured's Attained Insurance Age65
Policy Anniversary.
• Coverage on a child will expire on the
earlier of the child's 22nd birthday or
the Insured's Attained Insurance Age
65Policy Anniversary.

Overloan Protection Benefit (OPB)	Protects the policy from Lapsing as a result of the loan balance Indebtedness exceeding the Policy Value when certain conditions are met.	Optional
OPB can only be exercised if the death
benefit option 1 is in effect.
• The policy must be in force for at
least 15 years before the OPB can be
exercised.
• The policy may not be in the grace
period to exercise the OPB.
• Upon exercise, any outstanding
indexed loan will be changed to a
fixed loan, and no additional indexed
loans will be permitted.

Waiver of Monthly Deduction (WMD)	Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled for a period of 180 consecutive days when certain requirements are met.	Optional
WMD is available for Insureds Issue
Ages 20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Monthly deductions will be waived for
a limited period of time if total
disability begins on or after the
Insured's Attained Insurance Age60
Policy Anniversary but before the
Insured's Attained Insurance Age65
Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

14 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Waiver of Premium (WP)
The WP rider provides that if the Insured
becomes totally disabled and total
disability continues for a period of 180
consecutive days, RiverSource Life will
add to the Policy Value the specified
premium as shown on the Policy Data
page, or waive the monthly deduction for
the policy, whichever is higher.
Optional
WP is available for Insureds Issue Ages
20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Benefits will be applied for a limited
period of time if total disability begins
on or after the Insured's Attained
Insurance Age60Policy Anniversary
but before the Insured's Attained
Insurance Age65Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

Accounting Value Increase Rider (AVIR)	If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.	Optional
AVIR is only available at issue.
• This rider is only available in limited
situations, determined at time of
underwriting.
• Surrender Charges will not be waived
if the policy is being surrendered in
exchange for a new insurance policy
or contract.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 15

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI)	ASR-CI provides a rider payment to the Insured, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional
ASR is only available at issue.
• ASR is available for Insureds Issue
Ages 0-79.
• The ASR Specified Amount must be
between 20% and 100% of the policy
Specified Amount.
• The minimum ASR Specified Amount
is $50,000.
• The minimum Specified Amount of the
policy with an ASR is $100,000.
• ASR can be issued to Insureds rated
substandard up to and including Table
D.
• ASR is only available on policies that
are death benefit option 1.
• Benefits under the rider will only be
paid if the Insured is classified as
Chronically Ill, as defined in the rider,
for at least 90 days.
• Benefits will not be provided under
this rider during the first six months
for qualified long-term care services
received by the Insured due to a
pre-existing condition.
• The rider does not cover services
provided by a facility or an agency
that does not meet the rider definition
of such facility or agency.
• Upon notice of claim, any outstanding
indexed loan will be changed to a
fixed loan.
• Certain policy transactions are not
allowed while the Insured is on ASR
claim. This includes transfers from
the Fixed Account to the Subaccounts
or Indexed Accounts, partial
surrenders, a change from a fixed
loan to an indexed loan and
additional policy loans.
• The ASR does not include inflation
projection coverage.

16 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Long-Term Care (ASR-LTC)	ASR-LTC provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional
ASR is only available at issue.
• ASR is available for Insureds Issue
Ages 0-79.
• The ASR Specified Amount must be
between 20% and 100% of the policy
Specified Amount.
• The minimum ASR Specified Amount
is $50,000.
• The minimum Specified Amount of the
policy with an ASR is $100,000.
• ASR can be issued to Insureds rated
substandard up to and including Table
D.
• ASR is only available on policies that
are death benefit option 1 or death
benefit option 2.
• Benefits under the rider will only be
paid if the Insured is classified as
Chronically Ill, as defined in the rider,
for at least 90 days.
• Benefits will not be provided under
this rider during the first six months
for qualified long-term care services
received by the Insured due to a
pre-existing condition.
• The rider does not cover services
provided by a facility or an agency
that does not meet the rider definition
of such facility or agency.
• Upon notice of claim, any outstanding
indexed loan will be changed to a
fixed loan.
• Certain policy transactions are not
allowed while the Insured is on ASR
claim. This includes transfers from
the Fixed Account to the Subaccounts
or Indexed Accounts, partial
surrenders, a change from an indexed
loan to a fixed loan, and additional
policy loans.
• The ASR does not include inflation
projection coverage.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 17

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Transfers
Automated transfer arrangements allow
you to set up periodic transfers at a set
interval (i.e. monthly, quarterly, etc.)
from one investment option to one or
more investment option(s) under the
policy.
Standard
Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• The Indexed Accounts may not be
used as the source of funds for any
automated transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

18 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Dollar-Cost Averaging (DCA)
A DCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under a DCA
arrangement, since you invest the same
amount each period, you automatically
acquire more units when market values
fall, fewer units when it rises. The
potential effect is to lower your average
cost per unit. There is no charge for
DCA.
Standard
Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

Special Dollar-Cost Averaging (SDCA)
An SDCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under an SDCA
arrangement, net Premiums and/or
Policy Value is allocated to the SDCA
portion of the Fixed Account. These
amounts are then subsequently
transferred, on a monthly basis and over
a 12-month period, to accounts
according to the premium allocation
currently in effect at the time of each
transfer. The potential effect of this
option is that it may allow you to lower
your average cost per unit. There is no
charge for SDCA.
Standard
The Fixed Account is the source of
funds.
• The minimum SDCA transfer amount
is $50.
• If an SDCA transfer amount is
allocated to one or more
Subaccounts, you may not make a
transfer from those Subaccounts
back to the Fixed Account until the
next Policy Anniversary.

Asset Rebalancing
The asset rebalancing feature
automatically transfers Policy Value
between Subaccounts at set intervals
(i.e. monthly, quarterly, etc.) to
correspond to your chosen allocation
percentages among Subaccounts.
Standard
The Policy Value reallocated must be at
least $2,000 at the time the asset
rebalancing is set up.
• Asset rebalancing does not apply to
Policy Value in the Fixed Account.
• Asset rebalancing must occur
quarterly, semiannually or annually.
• You must allow 30 days for us to
change any asset rebalancing
instructions that currently are in
place.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 19

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
No-Lapse Guarantee (NLG)
The No-Lapse Guarantee provides that
during the NLG period (the later of the
Insured’s Attained Insurance Age75
Policy Anniversary or 10 years from the
Policy Date) the policy will not Lapse
even if the Cash Surrender Value is
insufficient to pay the monthly
deduction as long as required premiums
have been paid.
Standard
To maintain the NLG, the sum of
premiums paid (minus any Partial
Surrenders and Partial Surrender
charge, and minus any Indebtedness)
must be at least equal to the total
required NLG premium at all times.
• If, on a Monthly Date, sufficient
premiums have not been paid to
maintain the NLG, this provision will
no longer be in effect and the policy
will enter the grace period if the Cash
Surrender Value is insufficient to pay
the monthly deduction on the Monthly
Date.
• The NLG may be reinstated within two
years of termination if the policy is in
force, provided sufficient premiums
are paid.
• The NLG automatically terminates at
the later of the Insured’s Attained
Insurance Age75Policy Anniversary,
or 10 years from the Policy Date.
• A change in the Specified Amount, a
change in the death benefit option,
the addition, deletion, or change of
any rider, and/or a change in the
Insured’s Risk Classification may
impact the NLG feature and may
require the payment of additional
premium to maintain the NLG.

Fixed Loan
A fixed loan provides access to the
Policy Value. When a fixed loan is taken
or fixed loan interest is payable, an
amount equal to the loan or loan
interest will be transferred from the
Subaccounts, Fixed Account and/or
Indexed Account(s) to the Loan
Collateral Account where it earns a fixed
interest rate.
Standard
The minimum amount is $500. The
maximum loan amount is up to 90% of
the Policy Value less Surrender Charges.
• Only one loan type may be in effect at
any time.
• Loan repayments must be at least
$25 and identified by you as loan
repayments.
• Loan repayments will follow the
premium allocation percentages in
effect at the time of the repayment.
• Any loan that removes Policy Value
from any of the Indexed Account(s)
(including the Interim Account(s)) will
cause a transfer restriction period to
begin.
• Outstanding Indebtedness reduces
the policy Cash Surrender Value. If
the loan causes the Cash Surrender
Value to drop to zero, the policy will
Lapse. The Proceeds payable upon
death of the Insured are reduced by
Indebtedness. A loan may also cause
the NLG or Minimum Initial Guarantee
to terminate.

20 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Indexed Loan
An indexed loan provides access to the
Policy Value. When an indexed loan is
taken there is no transfer of Policy Value
from the Subaccounts, the Fixed
Account and/or Indexed Account(s) to
the Loan Collateral Account. Instead,
Policy Value in all the Indexed Account(s)
is used as collateral for the loan and
earns the applicable indexed interest
rate.
Standard
The minimum amount is $500. The
maximum loan amount is the lesser of:
1) 90% of the Policy Value less
Surrender Charges, or
2) the sum of the value of the
Indexed Account(s).
• Only one loan type may be in effect at
any time.
• Loan repayments must be at least
$25 and identified by you as loan
repayments.
• Loan repayments will follow the
premium allocation percentages in
effect at the time of the repayment.
• Indexed loans are not allowed
beginning with the Insured’s Attained
Insurance Age120Policy Anniversary
and any indexed loan in effect at that
time will be changed to a fixed loan.
• Outstanding Indebtedness reduces
the policy Cash Surrender Value. If
the loan causes the Cash Surrender
Value to drop to zero, the policy will
Lapse. The Proceeds payable upon
death of the Insured are reduced by
Indebtedness. A loan may also cause
the NLG or Minimum Initial Guarantee
to terminate.

Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Accelerated Benefit Rider for Terminal Illness (ABRTI). If the Insured is terminally ill and death is expected to occur within six months (in AZ, AR, CT, DC, DE, MT, ND and SD) or within twelve months (in all other states), the rider provides that you can withdraw a portion of the death benefit prior to death.
Example:
John Doe purchases a policy with a $400,000 specified amount and the Accelerated Benefit Rider for Terminal Illness (ABR-TI). John receives a terminal illness diagnosis as defined in the policy. He elects to receive an advance of the death benefit under the ABR-TI. At that time, there are no outstanding loans on the policy and the specified amount is $400,000. He elects to receive the maximum lump sum amount available to be accelerated which is 50% x $400,000 = $200,000. A one time administrative charge equal to $500 will be paid to us using an additional accelerated benefit and increasing the total accelerated benefit. The total accelerated benefit will create a lien against the policy that will be charged interest as described in the policy. The interest charged will be paid by additional accelerated benefits and will be added to the total accelerated benefit. The policy's proceeds payable to the beneficiary at the time of John's death will be the base policy death benefit less the total accelerated death benefit.
Accidental Death Benefit Rider (ADB). ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
Example:
John Doe purchases a base policy with a $400,000 Specified Amount and includes an Accidental Death Benefit (ADB) rider with an accidental death benefit equal to $100,000. Prior to John's Attained Insurance Age 70 Policy Anniversary, he dies within 180 days of an accidental injury and his death was a direct result of the accidental injury. The total Proceeds payable to the beneficiary will be $500,000 which is equal to the base policy Proceeds of $400,000 plus the accidental death benefit of $100,000.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 21

Automatic Increase Benefit Rider (AIBR). AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
Example:
John Doe purchases a base policy with a $400,000 specified amount and the Automatic Increase Benefit Rider (AIBR) of 5%. On the first policy anniversary, the specified amount will increase to $420,000 which is the original specified amount of $400,000 times 1.05. A similar increase will automatically occur on each policy anniversary and no evidence of insurability will be required. The maximum amount of each annual increase is $25,000 and the lifetime maximum of all annual increases combined is $750,000. Automatic increases will occur until the earlier of John's Attained Insurance Age 65 Policy Anniversary or the lifetime maximum increase is reached.
Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
Example:
Jane Doe purchases a base policy and the Children's Insurance Rider with a rider benefit amount equal to $8,000. John Doe is the insured of the base policy and Jane is the owner. All of John's children, as defined in the policy, are Insured under this rider. If a child of John's dies prior to the child's 22nd birthday and John's Attained Insurance Age 65 Policy Anniversary, the $8,000 rider benefit will be paid to Jane.
Overloan Protection Benefit (OPB). The overloan protection benefit prevents the policy from Lapsing due to any Indebtedness exceeding Policy Value. The OPB is included with new policies. The feature may be exercised by the policy Owner when all of the following conditions are met:
•
The policy has been in force for at least 15 years; and
•
The Insured’s Attained Insurance Age is at least 75 but not greater than 95; and
•
Policy Indebtedness must be greater than the Specified Amount and greater than or equal to the Indebtedness percentage shown under Policy Data; and
•
The Cash Surrender Value is sufficient to pay the exercise charge; and
•
The death benefit option in effect is option 1; and
•
The policy has not yet entered the grace period; and
•
The policy is not a modified endowment contract, as defined by Section 7702A of the Internal Revenue Code, and exercising the benefit does not cause the policy to become a modified endowment contract; and
•
No current or future distributions will be required from the policy to maintain its qualification for treatment as a life insurance policy under the Internal Revenue Code; and
•
The sum of Partial Surrenders taken to date are greater than or equal to the amount that can be withdrawn from the policy without creating adverse tax consequences.
If all of the above conditions have been met, the policy owner may submit a written request to exercise the benefit to prevent the policy from entering the grace period. The benefit will become effective on the next monthly anniversary following receipt of request. Exercising the benefit is irrevocable.
A onetime charge to exercise the benefit will be deducted from Policy Value. The charge is a percentage of the Policy Value that will not exceed the maximum exercise charge of 3%.
Once the OPB has been exercised, the following changes to the base policy will occur:
1.
The policy becomes a paid-up life insurance policy and no additional premium payments will be required, nor will any premium payments be accepted; however, loan repayments will be accepted.
2.
Monthly deductions will no longer be taken.
3.
Partial Surrenders will no longer be available.
4.
Additional indexed loans will no longer be available.
5.
Any outstanding fixed loan will remain and any existing indexed loan will be changed to a fixed loan. Changes from a fixed loan to an indexed loan will not be permitted.
6.
Interest on the fixed loan will be charged at the current loan interest rate as shown under Policy Data.
7.
The NLG will no longer be in effect and cannot be reinstated.
8.
The death benefit option cannot be changed.
9.
Changes to the Specified Amount will no longer be allowed.
10.Any riders attached to the policy will terminate.

22 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Once the benefit has been exercised, the death benefit will be the applicable percentage from the Death Benefit Percentage Table as shown under Policy Data, multiplied by Policy Value or Indebtedness, whichever is greater. At the time of the exercise, this means the Death Benefit will decrease by as much as the one-time OPB exercise charge, which is currently 3%, multiplied by applicable percentage from the Death Benefit Percentage Table as shown under Policy Data. This may result in a significant reduction in the Proceeds payable upon death of the Insured. The OPB will terminate upon termination of the policy. If the policy terminates and is later reinstated, the OPB will also be reinstated with the policy. When the OPB is available to exercise, a notification will be sent to the policy owner. Once the benefit is exercised, a notification listing the changes to the policy will be sent to the policy owner.
Example:
John Doe purchases a base policy with a $1,500,000 Specified Amount, death benefit option 1, and the Overloan Protection Benefit (OPB). At the beginning of the 16th policy year:
1.
John is Attained Insurance Age 80.
2.
Premiums paid to date equal $700,000.
3.
Partial Surrenders and Partial Surrender Charges amounting to $700,000 have been taken.
4.
The current Specified Amount is $800,000 (the initial Specified Amount minus the Partial Surrenders and Partial Surrender Charges to date).
5.
The Policy Value is $850,000.
6.
There is outstanding Indebtedness equal to $820,000.
7.
The death benefit is $892,500 which is the greater of the Specified Amount and the Policy Value times 1.05 which is the applicable percentage for the Death Benefit Percentage Table.
8.
The Proceeds payable upon death of the Insured at this point in time would be $72,500 which is the death benefit of $892,500 minus the outstanding Indebtedness of $820,000.
At this point, John decides to exercise his OPB to prevent the policy from lapsing. The exercise of the OPB will result in the following:
9.
No more premium payments are required, nor will premium payments be accepted.
10.
The policy will be assessed a one-time OPB exercise charge of $25,500 resulting in an updated Policy Value of $824,500.
11.
Outstanding Indebtedness remains at $820,000. Any indexed loan will be changed to a fixed loan, and no additional indexed loans may be taken.
12.
Fixed loan repayments will still be accepted.
13.
The new death benefit immediately after the exercise will be $865,725 which is the greater of the updated Policy Value or outstanding Indebtedness times 1.05.
14.
The Proceeds payable upon death of the Insured would now be $45,725 which is the new death benefit of $865,725 minus the outstanding Indebtedness of $820,000.
Waiver of Monthly Deduction Rider (WMD). Under WMD, we will waive the monthly deduction for a period of time if the Insured becomes totally disabled.
In addition:
•
If total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary, the monthly deduction will be waived for a limited period of time; and
•
WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WMD for involuntary unemployment is not available in Florida or Montana.
Example:
John Doe purchases a base policy and the Waiver of Monthly Deduction rider. At Attained Insurance Age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for waiver of the monthly deductions under the rider. We will waive the monthly deduction of the policy, this rider and all other riders attached to the policy. For any month that the monthly deduction is being waived, any Minimum Initial Premium and No-Lapse Guarantee Premium for that month will be zero. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will waive monthly deductions until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Waiver of Premium Rider (WP). Under WP, if total disability begins before Attained Insurance Age 60 Policy Anniversary, prior to Attained Insurance Age 65 Policy Anniversary we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65 Policy Anniversary, we will waive the monthly deduction.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 23

In addition, WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WP for involuntary unemployment is not available in Florida or Montana.
Example:
•
John Doe purchases a base policy and the Waiver of Premium rider with a $150 per month specified premium. At age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for benefits under the rider. As long as John remains totally disabled, prior to John's Attained Insurance Age 65 Policy Anniversary, we will add the greater of the WP specified premium or the monthly deduction to the Policy Value each month. After John's Attained Insurance 65 Policy Anniversary, we will add the monthly deduction to the Policy Value each month. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will continue to pay the rider benefit until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Accounting Value Increase Rider (AVIR). If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge. The percentage waived is set at issue and applies to all AVIRs. The percentage waived is shown in the table below.
Policy Years(s)	% of Surrender Charge Waived
1 - 4	100%
5	80%
6	65%
7	50%
8	35%
9+	0%
Please note the following about AVIR:
•
The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
•
The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to partial surrenders.
•
Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.
Example:
John Doe purchases a base policy with a $400,000 Specified Amount and the Accounting Value Increase Rider (AVIR). John decides to do a Full Surrender in the sixth policy year when the Policy Value is $60,000 and the Surrender Charge is $7,000. Due to the AVIR, instead of paying the Surrender Charge of $7,000, we will waive 65%, or $4,550, resulting in an actual Surrender Charge of $2,450. Therefore, the final Proceeds payable upon Surrender would be $57,550 which is the $60,000 Policy Value minus the actual Surrender Charge of $2,450.
AdvanceSource Accelerated Benefit Riders
Key terms used in the AdvanceSource Accelerated Benefit Rider sections are describe below.
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI). ASR-CI provides a rider payment to the Accelerated Benefit Insured, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-CI:
•
This rider is only available for policies purchased under the Option 1 death benefit.
•
This rider has a different name in some jurisdictions. (See Appendix B.)
•
Rider availability varies by jurisdiction. (See Appendix C.)
•
At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to the Accelerated Benefit Insured or to any individual authorized to act on behalf of the Accelerated Benefit Insured.
•
These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.

24 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

•
We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-CI does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-CI may be adjusted.
•
Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness, Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:
•
John Doe purchases a base policy with a $300,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. John qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
11.Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
12.remaining amount to be accelerated; or
13.the maximum monthly benefit Limit.
When benefit payments begin, all Policy Value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers from the Fixed Account to the Subaccounts or the Indexed Accounts can be made during a period of coverage. Upon notice of claim, any outstanding indexed loan will be changed to a fixed loan, and no additional policy loans may be taken.
Immediately after a monthly benefit payment under the rider, the base policy specified amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-CI the monthly benefit payment will be made to the Insured.
AdvanceSource Accelerated Benefit Rider for Long-Term Care (ASR-LTC). ASR-LTC provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-LTC:
•
This rider is only available for policies purchased under the Option 1 or Option 2 death benefits.
•
Rider availability varies by jurisdiction. (See Appendix B.)
•
At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to you or to any individual authorized to act on your behalf.
•
These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider, in a form satisfactory to us.
•
We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-LTC does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-LTC may be adjusted.
•
Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness, Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:
•
John Doe purchases a base policy with a $300,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. John qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
14.Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
15.remaining amount to be accelerated; or
16.the maximum monthly benefit Limit.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 25

When benefit payments begin, all Policy Value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers from the Fixed Account to the Subaccounts or the Indexed Accounts can be made during a period of coverage. Upon notice of claim, any outstanding indexed loan will be changed to a fixed loan and no additional policy loans may be taken.
Immediately after a monthly benefit payment under the rider, the base policy specified amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-LTC the monthly benefit payment will be made to the Insured.
Key terms for the AdvanceSource Accelerated Benefit Riders:
The following key terms are associated with the AdvanceSource Accelerated Benefit Riders:
Accelerated Benefit Insured: This person is the Insured of the policy to which an AdvanceSource rider(1) is attached.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in an AdvanceSource rider.(1)
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under an AdvanceSource rider.(1) This amount is chosen in your application for the rider and is shown in the “policy data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in an AdvanceSource rider.(1)
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.
Elimination Period: The number of days of Qualified Long-term Care Services that are required while an AdvanceSource(1) rider is in force before any benefit is available under this rider. The Elimination Period is shown in the “policy data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while the rider is in force. Benefits will not be retroactively paid for the Elimination Period. The Elimination Period may vary by state. Please see your rider for further details.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with

26 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please note that some states have different requirements regarding what types of facilities may be considered long term care facilities. Please see your AdvanceSource rider(1) for further details.
Monthly Benefit Payment: The amount paid for a calendar month of Qualified Long-term Care Services.
Monthly Benefit Percent: The percentage of the specified amount used to determine the maximum Monthly Benefit Payment under the AdvanceSource Rider. The percentage (1%, 2% or 3%) is elected at issue and shown in the “policy data” section of the policy.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under an AdvanceSource rider(1) to the Accelerated Benefit Insured.
Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
No-lapse Guarantee (NLG). The no-lapse guarantee provides that during the NLG period (the later of the Insured’s Attained Insurance Age 75 Policy Anniversary or 10 years) that the policy will not lapse even if the Cash Surrender Value is insufficient to pay the monthly deduction as long as required premiums have been paid.
Example:
John Doe purchases a policy with a $300,000 Specified Amount. At the beginning of each year, John pays premium greater than or equal to the annual NLG premium. In year 5, his Cash Surrender Value is not enough to cover his monthly deductions due to unfavorable market performance. Since the sum of all premiums paid, minus any Partial Surrenders and Partial Surrender charges, and minus any Indebtedness is at least equal to the total required No-Lapse Guarantee Premium, the NLG remains in force and the policy does not Lapse.
Fixed Loan. This feature allows you to borrow up to 90% of the Policy Value less Surrender Charges. When a fixed loan is taken or fixed loan interest is payable, an amount equal to the loan or loan interest will be transferred from the Subaccounts, Fixed Account and/or Indexed Account(s) to the Loan Collateral Account where it earns a fixed interest rate.
Example:
John Doe purchases a policy with a $400,000 Specified Amount. In year 6, the Cash Surrender Value has grown to $20,000 and he elects to take a fixed loan of $10,000. The loaned amount is then transferred from the Subaccounts, Fixed Account and/or Indexed Account(s) to the Loan Collateral Account. Loan amounts in the Loan Collateral Account are credited with interest at 1%. John’s loan balance is charged 3% until policy year 10, then 1% for the remaining years (the loan interest rate charged could be up to 1.25% in years 11+). If John were to elect to repay the loan, his beneficiaries would receive the full amount of the death benefit upon his death. If John were to elect to not repay the loan, a portion of his death benefit would be used to pay off the loan, including any accrued interest, and the remainder would go to his beneficiaries.
Indexed Loan. This feature allows you to borrow up to the lesser of 90% of the Policy Value less Surrender Charges or the sum of the value in the Indexed Account(s). This loan type keeps the Policy Value backing the loan in the Indexed Account(s) allowing for the potential to earn a higher interest rate than that in the Loan Collateral Account. To ensure there continues to be enough Policy Value in the Indexed Accounts to serve as loan collateral, there will be transfers of Policy Value or changes to Segment maturity reallocations to Indexed Loan Base Account for the following situations:
•
If, on any Policy Anniversary, outstanding Indebtedness is greater than the sum of the Policy Value in the Indexed Account(s), we will transfer Policy Value from the Fixed Account and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the sum of the value of the Indexed Account(s).
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 27

•
If, on any Indexed Account Segment Maturity Date, the amount of Indebtedness exceeds the Policy Value in the Eligible Accounts, we will transfer a portion of the Segment maturity value due to be reallocated to the Ineligible Account(s) to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the Policy Value in the Eligible Account(s).
Example of initial Indexed Loan taken:
John Doe purchases a policy with a $400,000 Specified Amount. In year 6, the Cash Surrender Value has grown to $20,000 with $15,000 of that Policy Value in the Indexed Accounts. He elects to take an indexed loan of $10,000. There is no transfer of value from the Subaccounts, the Fixed Account and/or Indexed Account(s) to the Loan Collateral Account. Instead, Policy Value in the Indexed Account(s) is used as collateral for the loan and earns the same interest as the Indexed Account(s), while the loan balance could be charged up to 8% in all policy years. If John were to elect to repay the loan, his beneficiaries would receive the full amount of the death benefit upon his death. If John were to elect to not repay the loan, a portion of his death benefit would be used to pay off the loan, including any accrued interest, and the remainder would to go his beneficiaries.
Example of a transfer of Policy Value to the Indexed Loan Base Account on a Policy Anniversary:
On the 10th Policy Anniversary, loan interest of $1,000 becomes due on John’s loan and is not paid. As a result, the loan interest is added to the current loan and increases Indebtedness from $15,000 to $16,000. The Policy Value at this point of time is $21,000 and is in the following accounts:
Account	Value
S&P 500 Index 1-year point-to-point Indexed Account	$11,000
S&P 500 Index 2-year point-to point Indexed Account	$4,500
Subaccounts	$5,500
Since the amount of Indebtedness (including the loan interest that becomes due and not paid) of $16,000 is greater than the sum of the Policy Value in the Indexed Accounts of $15,500 (value of the S&P 500 1-year point-to-point Indexed Account plus the value of the S&P 500 2-year point-to-point Indexed Account), there will be a transfer of Policy Value from the Subaccounts to the Indexed Loan Base Account which is currently the S&P 500 Index 1-year point-to-point Indexed Account.
The amount to be transferred from the Subaccounts to the Indexed Loan Base Account is the amount of outstanding Indebtedness less the sum of the value of the Indexed Accounts:
$16,000 - $15,500 = $500
The Policy Value in the accounts after the transfer are as following:
Account	Value after Transfer of Policy Value
S&P 500 Index 1-year point-to-point Indexed Account (the Indexed Loan Base Account)	$11,000 +$500 = $11,500
S&P 500 Index 2-year point-to point Indexed Account	$4,500 + $0 = $4,500
Subaccounts	$5,500 - $500 = $5,000
Example of a change in the reallocation of Segment maturity value to the Indexed Loan Base Account:
A Segment of the S&P 500 Index 2-year point-to point Indexed Account has reached its Segment Maturity Date with a Segment maturity value of $2,000. The Segment reallocation percentage is set to reallocate 100% of the Segment maturity value to the S&P 500 Index 2-year point-to point Indexed Account.
At this point in time, outstanding Indebtedness is $16,000 and the Policy Value of $21,000 is in the following accounts:
Account	Value
Eligible Account
S&P 500 Index 1-year point-to-point Indexed Account (the Indexed Loan Base Account)	$11,500
Ineligible Accounts
S&P 500 Index 2-year point-to point Indexed Account	$4,500
Subaccounts	$5,000

28 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Since the amount of Indebtedness of $16,000 exceeds the Policy Value in the Eligible Account of $11,500, instead of reallocating 100% of the Segment maturity value to the S&P 500 Index 2-year point-to point Indexed Account as per the Segment reallocation percentage, it will be reallocated to the Indexed Loan Base Account which is the S&P 500 Index 1-year point-to-point Indexed Account.
The Policy Value in the accounts after the Segment maturity reallocation are as following:
Account	Value after Segment Maturity Reallocation
Eligible Account
S&P 500 Index 1-year point-to-point Indexed Account (the Indexed Loan Base Account)	$11,500 + $2,000 = $13,500
Ineligible Accounts
S&P 500 Index 2-year point-to point Indexed Account	$4,500 - $2,000 = $2,500
Subaccounts	$5,000 + $0 = $5,000
Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value to one or more of the Subaccounts and/or one or more of the Indexed Accounts. Only one account can be used as the source of funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.
If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
The example below illustrates how an automated transfer arrangement works.
John Doe purchases a base policy. He makes a one-time premium payment at issue of $120,000 and allocates it all to the Fixed Account. He sets up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two Subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.
Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 29

By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels.
Special Dollar-Cost Averaging (SDCA): Under an SDCA arrangement, you may allocate SDCA allocations to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, Indexed Accounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
An SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value, nor will it protect against a decline in Policy Value if market prices fall. Because this strategy involves continuous investing, your success with SDCA will depend upon your willingness to continue to invest regularly through periods of low-price levels. For further information regarding SDCA, see “Special Dollar-Cost Averaging”.
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.
Example:
Jane Doe purchases a base policy and requests quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.
Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Fixed Account		$50,000		$50,000

30 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Indexed Account #1		$50,000		$50,000
Subaccount #1	50%	$120,000	-$20,000	$100,000
Subaccount #2	25%	$45,000	+$5,000	$50,000
Subaccount #3	25%	$35,000	+15,000	$50,000
Total Policy Value		$300,000		$300,000
Minimum Initial Premium Guarantee, No Lapse Guarantee. For additional information about these standard benefits, please see the corresponding headings under “Keeping the Policy in Force.”
Policy Value Credit. We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under the policy data section of the policy. The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made. We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.
Example:
Jane Doe purchases a base policy with a $500,000 Specified amount. The current policy value credit is an annual rate of 0.30% applied quarterly in policy years 11 and later. On the 12th Policy Anniversary the Policy Value is $60,000 and outstanding Indebtedness is $10,000. A Policy Value Credit of ($60,000 - $10,000) x 0.30% / 4 = $37.50 is applied to the policy and allocated to the Fixed Account, Indexed Account(s) and Subaccounts according to the premium allocations in effect.
Changes to the Policies
We reserve the right to do any of the following:
•
make any changes necessary to maintain the status of the policy as life insurance under the Code;
•
make other changes required under federal or state law relating to life insurance;
•
suspend or discontinue sale of the policies; and
•
comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 31

Appendix A: Funds Available Under the Policy
The following is a list of funds available under the policy. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital	AB VPS Large Cap Growth Portfolio (Class A) AllianceBernstein L.P.	0.66%[1]	35.13%	17.86%	14.89%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.92%	4.35%	7.95%	6.86%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio: Class I ALPS Advisors, Inc.	0.95%[1]	14.25%	11.05%	3.08%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class I) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited and BlackRock International Limited, sub-advisers.	0.76%[1]	12.83%	7.65%	4.88%
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.65%	16.82%	10.27%	7.46%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 1) Columbia Management Investment Advisers, LLC	0.76%	21.40%	10.98%	8.09%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 1) Columbia Management Investment Advisers, LLC	0.76%[1]	(6.82%)	9.39%	(0.68%)

32 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%[1]	32.17%	16.83%	11.82%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.68%	24.36%	13.83%	11.16%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1) Columbia Management Investment Advisers, LLC	0.74%[1]	5.09%	10.47%	8.01%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%[1]	10.43%	1.82%	2.47%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 1) Columbia Management Investment Advisers, LLC	1.09%[1]	9.46%	3.67%	2.63%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Global Strategic Income Fund (Class 1) Columbia Management Investment Advisers, LLC	0.59%[1]	10.00%	2.32%	0.55%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 1) Columbia Management Investment Advisers, LLC	0.36%[1]	4.74%	1.62%	1.00%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	12.19%	5.63%	4.46%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	11.56%	5.29%	4.25%

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 33

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.51%	6.34%	1.59%	2.25%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.72%	43.16%	18.29%	13.65%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 1) Columbia Management Investment Advisers, LLC	0.25%	25.96%	15.37%	11.69%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1) Columbia Management Investment Advisers, LLC	0.41%[1]	6.89%	2.62%	1.91%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.49%[1]	6.97%	1.04%	1.93%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.79%	15.64%	8.24%	3.64%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%	5.39%	12.14%	9.12%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	25.24%	13.07%	9.65%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	10.30%	13.34%	8.42%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.85%[1]	13.11%	10.18%	6.44%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1) Columbia Management Investment Advisers, LLC	0.95%[1]	45.29%	25.64%	20.41%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%[1]	9.67%	3.19%	3.27%

34 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) Columbia Management Investment Advisers, LLC	0.46%	5.70%	0.17%	1.58%
Seeks to provide shareholders with a high level of current income.	CTIVP® - American Century Diversified Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.	0.50%	5.59%	1.37%	2.02%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.62%[1]	4.10%	1.16%	2.35%
Seeks to provide shareholders with current income and capital appreciation.	CTIVP® - CenterSquare Real Estate Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	0.81%	13.76%	7.98%	5.72%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - MFS® Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.	0.62%[1]	8.04%	11.34%	8.50%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.70%	39.54%	15.67%	13.48%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP® - T. Rowe Price Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.70%	9.59%	11.14%	7.50%
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP® - TCW Core Plus Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.49%	5.91%	1.29%	1.76%
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.82%	9.92%	14.33%	10.72%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.82%[1]	25.48%	14.58%	9.97%

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 35

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Select Large Cap Growth Fund (Class 1) (previously CTIVP® - Morgan Stanley Advantage Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.70%[1]	31.00%	10.62%	10.33%
Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	CVT EAFE International Index Portfolio - Class I (previously Calvert - VP EAFE International Index Portfolio - Class I) Calvert Research and Management	0.48%[1]	17.77%	7.82%	3.81%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index.	CVT Nasdaq 100 Index Portfolio - Class I (previously Calvert - VP Nasdaq 100 Index Portfolio - Class I) Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.48%[1]	54.40%	22.09%	17.29%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	CVT Russell 2000® Small Cap Index Portfolio - Class I (previously Calvert - VP Russell 2000® Small Cap Index Portfolio - Class I) Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.39%[1]	16.60%	9.69%	6.77%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class A2 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	0.83%	6.19%	6.09%	2.96%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Institutional Class Eaton Vance Management	0.67%	11.92%	4.69%	3.72%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.56%	33.45%	16.65%	11.61%
Seeks capital appreciation.	Fidelity® VIP Emerging Markets Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.89%	9.66%	7.79%	5.18%

36 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Fidelity® VIP Energy Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.61%	0.98%	13.63%	2.62%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.59%	45.65%	19.09%	15.73%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.38%	6.20%	1.97%	2.33%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.57%	15.08%	12.45%	8.12%
Seeks a high level of current income and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.65%	9.41%	3.73%	3.36%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 1 Franklin Advisers, Inc.	0.46%[1]	8.87%	7.25%	5.28%

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 37

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.66%[1]	13.02%	11.34%	7.31%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares[3] Invesco Advisers, Inc.	0.88%[1]	6.63%	4.90%	4.03%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series I Shares Invesco Advisers, Inc.	0.88%	18.13%	13.07%	8.93%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series I Shares Invesco Advisers, Inc.	0.98%	46.94%	14.92%	12.24%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson VIT Balanced Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.62%	15.41%	9.64%	7.99%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson VIT Flexible Bond Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.57%[1]	5.50%	1.79%	1.91%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC Lord, Abbett & Co LLC	0.90%	6.55%	3.14%	3.49%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Standard Class II incoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[1]	6.13%	11.05%	8.77%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Standard Class II incoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.71%[1]	9.10%	11.87%	8.53%
Seeks to provide total return.	Macquarie VIP Asset Strategy Series - Standard Class (previously Delaware Ivy VIP Asset Strategy, Class I) Ivy Investment Management Company	0.60%[1]	14.22%	8.54%	-

38 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	Macquarie VIP International Core Equity - Standard Class (previously Delaware Ivy VIP® International Core Equity, Class I)[4] Delaware Management Company, adviser; Macquarie Funds Management HK Ltd., Macquarie Investment Management Global Limited, subadvisers.	0.86%[1]	-	-	-
Seeks total return.	MFS® Global Real Estate Portfolio - Initial Class Massachusetts Financial Services Company	0.90%[1]	11.46%	6.41%	6.55%
Seeks capital appreciation.	MFS® International Growth Portfolio - Initial Class Massachusetts Financial Services Company	0.88%[1]	14.72%	9.47%	6.36%
Seeks total return.	MFS® Utilities Series - Initial Class Massachusetts Financial Services Company	0.79%[1]	(2.11%)	8.31%	6.39%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Institutional Class Pacific Investment Management Company LLC (PIMCO)	0.60%	6.09%	1.23%	1.86%
Seeks to provide shareholders with long-term capital appreciation.	Putnam VT Global Health Care Fund - Class IA Shares Putnam Investment Management, LLC. Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and the Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.	0.76%	9.39%	13.75%	10.43%
Seeks capital growth. Current income is a secondary objective.	Putnam VT International Value Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor. Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.	0.88%	19.08%	9.96%	4.14%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor. Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.	0.57%	15.92%	14.78%	10.54%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.80%	17.51%	9.45%	6.60%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.63%[1]	8.65%	2.91%	2.62%

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 39

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.77%	14.87%	6.61%	4.57%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.74%	12.49%	5.32%	3.96%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.72%	13.22%	6.37%	4.76%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.76%	15.23%	7.82%	5.63%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.69%	10.78%	4.56%	3.66%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.48%	6.30%	1.37%	1.89%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.69%	24.71%	14.61%	10.47%
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	0.83%	17.70%	7.27%	2.70%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 1) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	0.85%[1]	14.77%	7.65%	3.46%

40 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	0.85%	17.14%	4.83%	2.00%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Scout Investments, Inc. and Allspring Global Investments, LLC, subadvisers.	0.85%[1]	7.20%	6.77%	4.73%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.81%[1]	11.38%	8.48%	4.96%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.69%	17.14%	6.95%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.69%	14.29%	5.62%	-
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio - Class I Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, LLC, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisors.	0.83%	10.26%	3.42%	2.89%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
4
The Fund is new and no returns are available for 2023.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 41

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We have filed with the Securities and Exchange Commission a prospectus and a Statement of Additional Information (SAI) that include additional information about RiverSource Survivorship Universal Life Insurance and RiverSource Variable Life Separate Account. The prospectus and SAI are dated the same date as this summary prospectus and are available free of charge. To request a copy of either document, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Company at the telephone number and address listed below. The prospectus and other information about the policy is available online at riversource.com/lifeinsurance.
Edgar Contract Identifer: C000206154
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
USP9117_12_C01_(05/24)